EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Integrated Business Systems and Services, Inc. (the “Company”) on Form 10-QSB for the three month period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George E. Mendenhall, Chief Financial Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

May 11, 2004	By:	/s/ George E. Mendenhall
		Name:	George E. Mendenhall
		Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board